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                                                                 EXHIBIT 10.54

                  EMPLOYMENT RETIREMENT AND RELEASE AGREEMENT


         THIS EMPLOYMENT RETIREMENT AND RELEASE AGREEMENT ("the "Agreement") by and between the Public Service Company of New Mexico, a New Mexico corporation, (the "Company") and William M. Eglinton (the "Employee"), is effective as of the date the Employee signs the Agreement as set forth below.

                                R E C I T A L S

         WHEREAS, Employee has been continuously employed by the Company since June 15, 1970;

         WHEREAS, Employee is retiring from the Company effective December 31, 1993 and he is also resigning from all other positions he holds with Company, or its Affiliates (including any affiliated entity over which the Company, directly or indirectly, has a controlling interest (an "Affiliate"));

         WHEREAS, the Employee originally desired to retire in February, 1993, at which time he was serving as Executive Vice President/Chief Operating Officer of the Company;

         WHEREAS, the management duties and responsibilities of the President/Chief Executive Officer and the Executive Vice President/Chief Operating Officer were combined in 1993, and the Company requested that Employee remain with the Company past his desired retirement date, through the end of 1993 if necessary, to assist in the transition;

         WHEREAS, in partial consideration for agreeing to stay on during the transition period, the Company agreed to provide Employee with severance benefits equal to the enhanced severance benefits as described in the Public Service Company of New Mexico Non-Union Severance Plan in effect in February, 1993 (the "Severance Plan") to be paid to Employee, pursuant to the following terms and conditions; and

         WHEREAS, the Employee is retiring and will be receiving retirement benefits pursuant to various Company sponsered qualified and nonqualified arrangements, unrelated to the severance benefits being provided herein.

         NOW, THEREFORE, in consideration of the promises and benefits set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, it is hereby agreed as follows:

         1.   EMPLOYEE'S RETIREMENT.  Employee is retiring from the Company and,
              ---------------------
he hereby also agrees to resign from any and all other positions he currently holds with Company and Affiliates thereof, including all officer, committee, and director positions
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currently held with such entities, such retirement and resignations to be effective as of December 31, 1993, (the "Retirement Date").

         2.   SEVERANCE BENEFITS.  Company agrees to provide Employee, the
              ------------------
following severance benefits:

              (a)  SEVERANCE PAY.  Severance Pay totaling $130,996, which
                   -------------
consists of (i) four (4) months of base salary (a total of $55,552 ) plus (ii) one week of salary for each year of service (a total of $75,444).

              (b)  EMPLOYMENT CONTINUATION PAY.  Those employees who are
                   ---------------------------
entitled to receive benefits pursuant to the Severance Plan also receive additional compensation for a total of ninety (90) days, which will also be provided to Employee, (a total of $41,664) in addition to the Severance Pay set forth above.

              (c)  PLACEMENT ASSISTANCE.  The Employee shall also receive a
                   --------------------
payment for placement assistance equal to one month of base salary (totaling $13,888) plus 10% of base salary (totaling $16,665) for a total placement assistance payment of $30,553.

              (d)  HEALTH CARE COVERAGE.  The Employee shall receive Health Care
                   --------------------
Benefits for the next six (6) calendar months immediately following the Employee's Retirement Date, with the Company paying for all such Health Care Benefits for the Employee and his or her enrolled eligible dependents on such terms and conditions as was provided by the Company immediately prior to the Retirement Date. The Employee will not be allowed to change his level of benefits (including the elected family coverage) during such six (6) month period. If Employee was receiving a monthly refund immediately prior to his Retirement Date due to the elected level of Health Care Benefits, he will continue to receive such refund during such six (6) month period. If the Employee was required to contribute to the monthly cost of the Health Care Benefits, (e.g., by payroll withholding) he will be required to continue making
           ----
any applicable monthly premium payments to retain the level of coverage being provided immediately prior to such Retirement Date. "Health Care Benefits" as used herein shall mean the medical and dental benefits provided to Employee under the PNM Benefit Trust and Master Plan, maintained by the Company, although the Company reserves the right from time to time, in its absolute and sole discretion, to amend such plan, in any and all respects, including the right to reduce or change the level of benefits provided thereunder, or to provide alternative forms of benefits.

              (e)  LIFE INSURANCE.  Company will provide term life insurance to
                   --------------
Employee in the amount of $10,000 for the six (6) calendar months immediately following the Retirement Date.

         3.   PAYMENT OF BENEFITS.  The payment for the benefits described in
              -------------------
paragraphs 2 (a) through (c) above, shall be made to the Employee at the end of the seven (7) day revocation period for this Agreement, without the same being revoked by Employee.

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         4.   RELEASE PROVISIONS.  Various state and federal statutes (laws)
              ------------------
prohibit employment discrimination based on age, sex, race, color, national origin, religion, ancestry, physical or mental handicap and disability, mental condition or veteran status. These statutes are enforced through state, federal and local agencies, including the EEOC and the New Mexico Department of Labor, Human Rights Division. Employee should carefully consider this Agreement and the Release provisions of this Section 4, and thoroughly understand its effect before signing it. Employee is strongly encouraged to consult with his own attorney before signing this Agreement. Employee understands that the decision to consult with an attorney is solely the decision of Employee. Employee acknowledges that he has been given a period of at least twenty-one (21) days (the "Review Period") to review and consider this Agreement before signing it. Employee understands that he may use as much of this Review Period as he wishes prior to signing. Employee may revoke this Agreement within seven (7) days after signing it and this Agreement will become effective and enforceable only after this revocation period has expired. Revocation will be made by returning a copy of this Agreement to Karen Janway of the Company with a written signature in the space provided at the end of the Agreement indicating that Employee has elected to revoke this Agreement. For this revocation to be effective, written notice must be received by the Company no later than the close of business on the seventh (7th) day after Employee signs this Agreement. If Employee revokes this Agreement, it shall not be effective nor enforceable and Employee will not receive the Benefits provided under this Agreement.

         (A)  RELEASE OF THE COMPANY.  BY SIGNING THIS AGREEMENT, EMPLOYEE
              ----------------------
AGREES TO RELEASE AND DISCHARGE THE COMPANY AND AFFILIATES, THEIR DIRECTORS, OFFICERS, AGENTS, SUPERVISORS, EMPLOYEES, SUBSIDIARIES AND SUCCESSORS FROM ANY AND ALL CLAIMS WHICH EMPLOYEE HAS OR MAY HAVE ARISING OUT OF OR RELATED TO EMPLOYEE'S RELATIONSHIP, IN ANY CAPACITY, WITH THE COMPANY OR AFFILIATES OR THE RETIREMENT FROM THE COMPANY OR AFFILIATES ("CLAIMS"). THIS AGREEMENT INCLUDES, BUT IS NOT LIMITED TO ANY CLAIMS ARISING UNDER TITLE VII OF THE CIVIL RIGHTS ACT, AS AMENDED, WHICH PROHIBITS DISCRIMINATION BASED ON RACE, COLOR, NATIONAL ORIGIN, RELIGION, OR SEX; THE AGE DISCRIMINATION IN EMPLOYMENT ACT, WHICH PROHIBITS DISCRIMINATION BASED ON AGE; THE EQUAL PAY ACT, WHICH PROHIBITS PAYING MEN AND WOMEN UNEQUAL PAY FOR EQUAL WORK; THE REHABILITATION ACT OF 1973, WHICH PROHIBITS DISCRIMINATION BASED ON HANDICAP; THE AMERICANS WITH DISABILITIES ACT, WHICH PROHIBITS DISCRIMINATION BASED UPON DISABILITY; THE VIETNAM ERA VETERANS READJUSTMENT ACT OF 1974, WHICH PROHIBITS DISCRIMINATION AGAINST VETERANS; THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 ("ERISA"), WHICH GOVERNS RIGHTS IN EMPLOYEE BENEFIT PLANS; THE NEW MEXICO HUMAN RIGHTS ACT, WHICH PROHIBITS DISCRIMINATION BASED ON RACE, COLOR, NATIONAL ORIGIN, RELIGION, ANCESTRY, SEX, OR MENTAL OR PHYSICAL HANDICAP; OR ANY OF THESE STATUTES, AS AMENDED, AS OF THE DATE OF SIGNING OF THIS AGREEMENT, OR ANY OTHER FEDERAL, STATE, OR LOCAL STATUTE, LAW, EXECUTIVE ORDER OR REGULATION. THIS AGREEMENT ALSO INCLUDES A RELEASE BY EMPLOYEE FOR ANY CLAIMS ARISING FROM STATE OR FEDERAL COMMON LAW OR STATUTE INCLUDING ANY CLAIMS RELATING TO THE COMPANY'S RIGHT TO TERMINATE ITS EMPLOYEES, INCLUDING BUT NOT LIMITED TO ANY CLAIMS FOR WRONGFUL DISCHARGE, RETALIATORY DISCHARGE, BREACH OF COVENANT OF GOOD FAITH AND FAIR DEALING OR BREACH OF EMPLOYMENT CONTRACT. EMPLOYEE AGREES NOT TO FILE ANY LAWSUIT OR

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ASSERT ANY CLAIM, WITHOUT LIMITATION, BASED UPON THE FOREGOING STATE OR FEDERAL
COMMON LAWS OR STATUTES.

         THIS AGREEMENT DOES NOT EXTEND TO A RELEASE OF THE COMPANY FOR ANY BENEFITS PAYABLE PURSUANT TO THE AGREEMENT, NOR TO ANY BENEFITS THAT EMPLOYEE MIGHT OTHERWISE BE ENTITLED PURSUANT TO ANY OF THE COMPANY'S PENSION PLAN (AS THAT TERM IS DEFINED IN SECTION 3(2)(A) OF ERISA), THE PNM BENEFIT TRUST AND MASTER PLAN, ANY HEALTH MAINTENANCE ORGANIZATION AND BENEFITS MY WAY, OR THE PNM RESTATED AND AMENDED ACCELERATED MANAGEMENT PERFORMANCE PLAN (1988). PURSUANT TO 29 U.S.C. (S) 626, THIS AGREEMENT DOES NOT EXTEND TO ANY CLAIMS OR RIGHTS UNDER THE FEDERAL AGE DISCRIMINATION IN EMPLOYMENT ACT WHICH MAY ARISE OUT OF THE ACTIONS OF THE COMPANY OR AN AFFILIATE AFTER THE DATE OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL BE CONSTRUED AS TO ABROGATE OR SUPERSEDE ANY OBLIGATION OR AGREEMENT OF THE COMPANY OR AFFILIATES THAT MAY EXIST OUTSIDE OF THIS AGREEMENT, PURSUANT TO APPLICABLE BYLAW PROVISIONS OF THE COMPANY OR AFFILIATES, TO INDEMNIFY EMPLOYEE, OR TO PROVIDE EMPLOYEE WITH DIRECTOR AND OFFICER LIABILITY INSURANCE. THIS AGREEMENT SHALL NOT INCREASE OR ADVERSELY IMPACT ANY SUCH RIGHTS OR OBLIGATIONS TO WHICH EMPLOYEE MAY BE ENTITLED UNDER SUCH INDEMNIFICATION OR DIRECTORS AND OFFICERS LIABILITY INSURANCE REFERRED TO IN THE IMMEDIATELY PRECEDING SENTENCE.

         (B)  NO RELEASE OF EMPLOYEE.  THE COMPANY AND AFFILIATES DO NOT RELEASE
              ----------------------
EMPLOYEE FROM ANY CLAIM WHICH THE COMPANY OR AN AFFILIATE HAS OR MAY HAVE AGAINST EMPLOYEE ARISING OUT OF OR RELATING TO EMPLOYEE'S RELATIONSHIP, IN ANY CAPACITY, WITH THE COMPANY OR AFFILIATES. THIS AGREEMENT ALSO DOES NOT RELEASE EMPLOYEE FOR EXPRESSLY CONTRACTED DEBTS OR LOANS DUE THE COMPANY OR AFFILIATES, EVIDENCED BY WRITTEN NOTES OR AGREEMENTS, OR FOR WILLFUL, WANTON OR INTENTIONALLY WRONGFUL ACTS, NOR DOES THIS AGREEMENT EXTEND TO MATTERS OR EVENTS OCCURRING AFTER THE DATE OF THIS AGREEMENT.

         5.   CONFIDENTIAL INFORMATION.
              ------------------------

         (a)  Employee Acquired Confidential Information.  Except as required by
              ------------------------------------------
law, Employee agrees to keep confidential all "Confidential Information" (as defined in this Agreement) obtained during the course of employment with the Company and the positions he has held with Affiliates. Employee agrees that he will not reveal any Confidential Information to any other person, corporation or entity, without the prior written consent from an authorized Company representative. The term "Confidential Information" as used in this Agreement means information, written or otherwise, which Employee has received in the course of his relationship, in any capacity with the Company or Affiliates and includes, without limitation, all reports, forecasts, contracts, customer information, confidential commercial information, trade secrets, business secrets, personnel information or any information that is not available to the general public. Any information, analysis or interpretation which is public information as a result of (A) a public filing made by the Company or Affiliates or (B) information supplied by the Company or Affiliates pursuant to formal discovery procedures (unless such information, analysis or interpretation is public as a result of a breach of this Agreement) shall not be considered Confidential Information.

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         (b)  Protective Order.  In the event that Employee, is requested or
              ----------------
required to disclose the Confidential Information pursuant to Section 5(a) above, it is agreed that Employee shall provide the Company with prompt written notice of such request(s) at least ten (10) days prior to making any such disclosure and advise whether or not the Employee intends to seek an appropriate protective order to preclude disclosure of such information. If Employee seeks a protective order, the Company or any Affiliate may join in such action. If Employee does not seek a protective order, then the Company or an Affiliate shall have such right to seek a protective order. The parties agree to cooperate in seeking a protective order if any party hereto so requests.

         If Employee seeks such protective order, without the Company or the Affiliate joining such action, or if the Company and/or the Affiliate commences such action, without Employee seeking or joining in such action, then the party seeking such protective order shall pay the attorney fees and expenses associated therewith, including the reasonable attorney fees and costs of any other party to this Agreement who requires such legal counsel to protect his or its interest pursuant to such action. If Employee or the Company (and/or Affiliate) both join in such action, then each shall be responsible for his or its respective attorney fees and costs. If, in the absence of a protective order or the receipt of a waiver hereunder, a party is legally bound, in the written opinion of its counsel, to disclose the Confidential Information, it may legally do so without a breach of this Agreement.

         6.   AGREEMENT TO ASSIST COMPANY.  Employee agrees to assist the
              ---------------------------
Company when requested from time to time in the future, such as in providing testimony or providing information to the Company or its counsel.

         7.   ACCORD AND SATISFACTION.  Employee agrees that the payments and
              -----------------------
benefits provided for pursuant to this Agreement and the provisions included hereunder constitute full settlement and satisfaction of all claims released by Employee as described in Section 4(a), and agrees that this Agreement and the benefits provided pursuant to this Agreement are not to be construed as an admission of liability by the Company, Affiliates, or their directors, officers, supervisors, agents, employees or any other persons or entities being released. Employee further agrees that acceptance of the payments and benefits provided under this Agreement constitute a waiver of all rights Employee may have to pursue any rights and privileges under any internal grievance procedure or policy.

         8.   ENTIRE AGREEMENT.  The benefits provided hereunder are in lieu of
              ----------------
any other benefits to which Employee may be eligible under (i) severance plans (including employment option programs) or agreements maintained by Company or Affiliates thereof (including any right to receive a notice of position impaction under Company or Affiliates severance plans, which right is hereby specifically waived), (ii) executive or employee retention plans or similar type change in control plans or agreements maintained by Company or Affiliates thereof, or (iii) any other benefit plan of the Company or its Affiliates (including any Executive Medical Plan benefits), not otherwise mentioned in the following sentence of this paragraph. The benefits provided hereunder are not, however, in lieu of nor is the

Agreement intended to increase or decrease or in any way impact the benefits otherwise provided to Employee for (i) health care benefits to which Employee may otherwise be entitled pursuant to the PNM Benefit Trust and Master Plan and PNM Benefits My Way and (ii) vested pension benefits which may otherwise be available to him pursuant to the PNM Employees' Retirement Plan, the PNM Master Employee Savings Plan, the PNM Employee Stock Ownership Plan or the PNM Restated and Amended Accelerated Management Performance Plan (1988), as the such plans may be amended from time to time.

         9.   PAYROLL TAXES.  Any amounts due pursuant to this Agreement shall
              -------------
be reduced by applicable federal, social security (FICA) (Employee's portion only) and state payroll withholding taxes.

         10.  ARBITRATION.  Any dispute, controversy or claim arising out of or
              -----------
relating to the execution of this Agreement, including but not limited to the rights, duties and obligations under this Agreement, shall be determined by binding arbitration pursuant to the Uniform Arbitration Act (S) 44-7-1, et seq. NMSA (1978) with each party to bear its own costs and attorney's fees. The presiding judge of the Second Judicial District Court, or his or her designee, shall provide a list of three (3) attorneys for selection as arbitrator. Within seven (7) days after the issuance of this list, each party may strike from the list one (1) name. The first attorney remaining on the list shall then be appointed as arbitrator. All expenses of the arbitrator shall be shared equally by the parties.

         11.  CONTROLLING LAWS.  This Agreement shall be interpreted under the
              ----------------
laws of the State of New Mexico.

         12.  HEADINGS.  The headings and subheadings in this Agreement are
              --------
inserted for convenience and reference only and are not to be used in construing this Agreement or any provision thereof.

         13.  REVOCATION CONTINGENCY.  It is hereby agreed that the benefits
              ----------------------
provided hereunder are contingent upon the Employee properly completing and delivering this Agreement without revoking the same as otherwise provided in
Section 4 hereof.

         14.  SIGNATURE BY EMPLOYEE.  Employee has twenty-one (21) days from the
              ---------------------
date this Agreement is delivered to him to sign and return it to the Company.
If he does not sign, as provided below, and return the same within the twenty-one (21) day period, this Agreement shall no longer be of any force or effect. Following the signing of the Agreement by the Employee, he shall have seven (7) days to revoke the same by returning a revoked copy of the Agreement to the Company. The date of the signature by the Employee shall be determined by the date set forth in the notarial acknowledgment with respect to such signature.

         EMPLOYEE HAS CAREFULLY READ AND FULLY UNDERSTANDS ALL OF THE PROVISIONS OF THIS RETIREMENT AND RELEASE AGREEMENT WHICH SETS FORTH THE ENTIRE AGREEMENT BETWEEN (I)

THE COMPANY AND EMPLOYEE WITH REGARD TO EMPLOYEE'S EMPLOYMENT WITH THE COMPANY, AND HIS RETIREMENT AND (II) AFFILIATES AND EMPLOYEE WITH REGARD TO POSITIONS EMPLOYEE HELD WITH AFFILIATES, AND EMPLOYEE HEREBY ACKNOWLEDGES THAT EMPLOYEE HAS NOT RELIED UPON ANY REPRESENTATION OR STATEMENTS, WRITTEN OR ORAL, NOT SET FORTH IN THIS DOCUMENT, WITH RESPECT TO THIS AGREEMENT OR (I) AND (II) ABOVE.

         IN WITNESS WHEREOF, the parties hereto, have signed this Agreement to be effective as of the date signed by the Employee.

                                 PUBLIC SERVICE COMPANY OF NEW
                                 MEXICO, INC.


                                 By  /s/ Benjamin F. Montoya
                                    ---------------------------------------
                                    BENJAMIN F. MONTOYA,
                                    President and Chief Executive Officer


                                 EMPLOYEE
                                 --------

                                 /s/ William M. Eglinton
                                 ---------------------------------------
                                 WILLIAM M. EGLINTON

STATE OF NEW MEXICO    )
                       ) ss:
COUNTY OF BERNALILLO   )

    The foregoing instrument was acknowledged before me this 20th day of January, 1994, by Benjamin F. Montoya, its President and Chief Executive Officer, on behalf of Public Service Company of New Mexico.

                                 /s/ Samantha Street
                                 -------------------------------
                                 NOTARY PUBLIC
                                 My commission expires:
                                 11/3/97

STATE OF NEW MEXICO    )
                       ) ss:
COUNTY OF BERNALILLO   )

    The foregoing instrument was acknowledged before me this 20th day of January, 1992, by WILLIAM M. EGLINTON.

                                 /s/ Maria G. Zehrung
                                 -------------------------------
                                 NOTARY PUBLIC
                                 My commission expires:
                                 January 30, 1996

     At an April 8, 1993 executive session of the Management Development and Compensation Committee attended by Joyce Godwin, Bob Price, and Paul Roth, the following was agreed to regarding severance pay for J. T. (John) Ackerman and
W. M. ("Bill") Eglinton the incumbents mentioned in point 3.

     1. The Committee acknowledged these personnel exclusions when the board adopted the company's impaction plan as it applies to officers and senior management.

     2. The Committee affirmed the Board's decision to combine the management duties and responsibilities of President/
         Chief Executive Officer with Executive Vice President/
         Chief Operating Officer position.

     3. The Committee affirmed the desire of the Board that incumbents commit to remain with the Company for a period of time that could be as long as the balance of 1993 to provide for a smooth transition.

     4. The Committee affirmed it's commitment to provide compensation at separation/retirement equivalent to the enhanced severance plan available to all impacted employees, that was effective at the time of the commit-ment by the Committee (4092)

     The Committee thanked Ms. Zanotti, Ms. Barsky and Mr. Toevs for all their work in regard to the different plans.

     The meeting was adjourned at 3:45 p.m.




                                             /s/ Elizabeth F. DeRockie
                                             ------------------------------
                                             Secretary of the Meeting



                                             Mgmt. Dev. & Comp. Comm.
                                             April 5, 1993